Exhibit 10.3
COMMERCIAL PLEDGE AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$2,000,000.00	06-30-2011	06-30-2012	260024914	4A / 54		EJD
References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “ * * * “ has been omitted due to text length limitations

Borrower:	Premier Financial Bancorp, Inc. (TIN: 61-1206757) 2883 Fifth Avenue Huntington, WV 25702	Lender:	FIRST GUARANTY BANK First Guaranty Square Banking Center – Commercial Lending 400 East Thomas Street P O Box 2009 Hammond, LA 70404-2009 (985) 345-7685

THIS COMMERCIAL PLEDGE AGREEMENT dated June 30, 2011,  is made and executed between PREMIER FINANCIAL BANCORP, INC. ("Grantor") and FIRST GUARANTY BANK ("Lender").

GRANT OF SECURITY INTEREST. For valuable consideration, Grantor grants to Lender a continuing security interest in the Collateral to secure the Indebtedness and agrees that Lender shall have the rights stated in this Agreement with respect to the Collateral, in addition to all other rights which Lender may have by law.

COLLATERAL DESCRIPTION. The word "Collateral" as used in this Agreement means individually, collectively and interchangeably Grantor's present and future rights, title and interest in and to the following described investment property, together with any and all present and future additions thereto, substitutions therefor, and replacements thereof, together with any and all present and future certificates and/or instruments evidencing any Stock and further together with all Income and Proceeds as described herein:

2,500 Shares of PREMIER BANK, INC. Stock, Cusip No. 2

CROSS-COLLATERALIZATION. In addition to the Note, this Agreement secures all obligations, debts and liabilities, plus interest thereon, of Grantor to Lender, or any one or more of them, as well as all claims by Lender against Grantor or any one or more of them, whether now existing or hereafter arising, whether related or unrelated to the purpose of the Note, whether voluntary or otherwise, whether due or not due, direct or indirect, determined or undetermined, absolute or contingent, liquidated or unliquidated, whether Grantor may be liable individually or jointly with others, whether obligated as guarantor, surety, accommodation party or otherwise, and whether recovery upon such amounts may be or hereafter may become barred by any statute of limitations, and whether the obligation to repay such amounts may be or hereafter may become otherwise unenforceable. (Initial Here)

DELIVERY OF COLLATERAL. Contemporaneous with the execution of this Agreement, Grantor has delivered or will deliver to Lender or Lender's designated agent the above described Collateral, including without limitation, any and all certificates and instruments evidencing Grantor's Stock subject to this Agreement, appropriately endorsed in blank, together with irrevocable stock or bond powers also endorsed in blank. As long as this Agreement remains in effect, Grantor further agrees to immediately deliver to Lender, or Lender's designated agent, any and all additions to or substitutions or replacements for the Collateral, including without limitation any and all future certificates representing Stock subject to this Agreement that are subsequently issued in Grantor's favor or that Grantor otherwise holds or owns. In the event that Grantor is unable to deliver any of the Collateral to Lender or Lender's designated agent at the time this Agreement is executed, or should Grantor ever withdraw or obtain temporary possession of any of the Collateral while this Agreement remains in effect, either under a trust receipt or otherwise, Grantor unconditionally agrees to deliver immediately to Lender the Collateral or, alternatively, such substitute or replacement collateral security as may then be satisfactory to Lender.

CONTINUING SECURITY INTEREST TO SECURE PRESENT AND FUTURE INDEBTEDNESS. Grantor affirms that Grantor has granted a continuing security interest in the Collateral In favor of Lender to secure any and all present and future Indebtedness of Grantor in favor of Lender, as may be outstanding from time to time set forth above, in principal, interest, costs, expenses, reasonable attorneys' fees and other fees and charges, with the continuing preferences and priorities provided under applicable Louisiana law. Grantor agrees that all such additional loans and Indebtedness will be secured under this Agreement without the necessity that Grantor (or any of them) agree or consent to such a result at the time such additional loans are made and Indebtedness incurred, without the further necessity that the note or notes evidencing such additional loans or Indebtedness refer to the fact that such notes are secured by this Agreement. Grantor further agrees Grantor may not subsequently have a change of mind and insist that any such additional loans or Indebtedness not be secured by this Agreement unless Lender specifically agrees to such a request in writing.

DURATION OF AGREEMENT. This Agreement shall remain in full force and effect until such time as this Agreement and the security interests created hereby are terminated and cancelled by Lender under a written cancellation instrument in favor of Grantor.

ADDITIONAL COLLATERAL. In the event that any of the Collateral should at any time decline in value or become unsatisfactory to Lender for any reason, Grantor agrees to immediately provide Lender with such additional collateral security as may then be acceptable to Lender.

GRANTOR'S OBLIGATIONS TO DELIVER STOCK CERTIFICATES, DIVIDENDS, DISTRIBUTIONS, ETC. In the event that Grantor should ever receive any: (A) certificates or instruments representing any of the Stock, including without limitation, any certificates or instruments representing a stock dividend, or Stock issued in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off, or split-off; (B) options, warrants or rights, whether as an addition to, or in substitution of, or exchange for, any of the Stock, or otherwise; (C) non-cash dividends or other distributions payable in property, including securities issued by third parties other than the issuer(s) of the Stock; or (E) proceeds or payments, whether in cash or otherwise, derived or to be derived from the sale, transfer, assignment, delivery or other distribution of the Stock; then Grantor shall accept the same as Lender's agent, in trust for and on behalf of Lender, and Grantor shall deliver them forthwith to Lender in the exact form received, with Grantor's endorsement in blank, when necessary, or with irrevocable stock or bond powers duly executed by Grantor in blank, with the same to be held in pledge by Lender, subject to the terms and conditions of this Agreement, as collateral security for repayment of the Indebtedness, as heretofore stated.

REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE COLLATERAL. Grantor represents and warrants to Lender that:

Ownership. Grantor at all times will continue to be the legal and lawful owner of the Collateral free and clear of all security interests, liens, Encumbrances and claims of others except as disclosed to and accepted by Lender in writing prior to execution of this Agreement.

Right to Pledge. Grantor has the right, power and authority to enter into this Agreement and to grant a continuing security interest in the Collateral in favor of Lender.

Authorization. Grantor's execution, delivery, and performance of this Agreement and all the Related Documents have been duly authorized by all necessary action by Grantor and do not conflict with, result In a violation of, or constitute a default under (1) any provision of (a) Grantor's articles of incorporation or organization, or bylaws, or (b) any agreement or other instrument binding upon Grantor or (2) any law, governmental regulation, court decree, or order applicable to Grantor or to Grantor's properties.

Perfection of Security Interest. Upon delivery of the Collateral to Lender, including without limitation delivery of the certificates and/or instruments evidencing and representing the Stock, this Agreement shall create a valid first lien upon, and perfect a security interest in the Collateral subject to no prior security interest, lien, charge, individually, collectively and interchangeably any and all presently existing and/or future mortgages, liens, privileges and other contractual and/or statutory security interests and rights, of every nature and kind, whether in admiralty, at law, or in equity, that now and/or in the future may affect the Collateral or any part or parts thereof. or other agreement purporting to grant to any third party a security interest in the Collateral.

Exhibit 10.3
COMMERCIAL PLEDGE AGREEMENT
(Continued)
Loan No. 260024914	Page 2

Notice to Obligors. Upon request by Lender, Grantor immediately will notify individual obligors under Grantor's Collateral or Rights, advising such obligors of the fact that their obligations have been collaterally assigned and pledged to Lender. In the event that Grantor should fail to provide such notices for any reason upon Lender's request, Grantor agrees that Lender may forward appropriate notices to such obligors either in Lender's name or in Grantor's name.

Authority; Binding Effect. Grantor has the full right, power and authority to enter into this Agreement and to grant a security interest in the Collateral to Lender. This Agreement is binding upon Grantor as well as Grantor's successors and assigns, and is legally enforceable in accordance with its terms. The foregoing representations and warranties, and all other representations and warranties contained in this Agreement are and shall be continuing in nature and shall remain in full force and effect until such time as this Agreement is terminated or cancelled as provided herein.

Valid Issuance of Stock. All of the Stock have been duly and validly issued and are fully paid and nonassessable.

Ownership of Stock. Unless otherwise previously disclosed to Lender in writing, the shares of Stock subject to this Agreement constitute all shares owned by of Grantor of the issued and outstanding shares of the capital stock of the corporation or corporations listed above.

Free Transferability of Stock. Unless otherwise previously disclosed to Lender in writing, all of the shares of Stock are freely transferable and subject to sale without being subject to limitations, restriction, stock legends, or prohibitive covenants under any agreements, or otherwise under which Grantor or the issuer of any such Stock may be bound or obligated.

Stock Dividend; Stock Split. In order to prevent Lender's collateral position from becoming diluted by any stock dividends or stock splits, Grantor agrees to notify Lender immediately when knowledge of any such transaction or transactions becomes known, and to deliver all of the stock certificates to Lender for pledging within five (5) days of receipt of the stock dividend and/or stock split together with appropriately executed stock powers.

No Further Assignment. Grantor has not, and shall not, sell, assign, transfer, encumber or otherwise dispose of any of Grantor's rights in the Collateral except as provided in this Agreement.

No Defaults. There are no defaults existing under the Collateral, and there are no offsets or counterclaims to the same. Grantor will strictly and promptly perform each of the terms, conditions, covenants and agreements, if any, contained in the Collateral which are to be performed by Grantor.

No Violation. The execution and delivery of this Agreement will not violate any law or agreement governing Grantor or to which Grantor is a party, and its certificate or articles of incorporation and bylaws do not prohibit any term or condition of this Agreement.

Financing Statements. Grantor authorizes Lender to file a UCC financing statement, or alternatively, a copy of this Agreement to perfect Lender's security interest. At Lender's request, Grantor additionally agrees to sign all other documents that are necessary to perfect, protect, and continue Lender's security interest in the Property. Grantor will pay all filing fees, continuation fees, termination fees, title transfer fees, and other fees and costs involved. Grantor irrevocably appoints Lender to execute documents necessary to transfer title if there is a default. Lender may file a carbon, photographic, facsimile or other reproduction copy of this Agreement as a UCC financing statement. Lender may also file a carbon, photographic, facsimile or other reproduction copy of Grantor's UCC financing statement. If Grantor changes Grantor's name or address, or the name or address of any person granting a security interest under this Agreement changes, Grantor will promptly notify the Lender of such change.

LENDER'S RIGHTS AND OBLIGATIONS WITH RESPECT TO THE COLLATERAL. Lender shall have the following rights in addition to all other rights Lender may have by law:

Maintenance and Protection of Collateral. Lender may, but shall not be obligated to, take such steps as it deems necessary or desirable to protect, maintain, insure, store, or care for the Collateral, including paying of any liens or claims against the Collateral. This may include such things as hiring other people, such as attorneys, appraisers or other experts. Lender may charge Grantor for any cost incurred in so doing. When applicable law provides more than one method of perfection of Lender's security interest, Lender may choose the method(s) to be used. Lender may also require Grantor to notify, or Lender may notify, third parties of the fact that the Collateral has been pledged to Lender. If the Collateral consists of stock, bonds or other investment property for which no certificate has been issued, Grantor agrees, at Lender's request, either to request issuance of an appropriate certificate or to give instructions on Lender's forms to the issuer, transfer agent, mutual fund company, or broker, as the case may be, to record on its books or records Lender's security interest in the Collateral. Grantor also agrees to execute any additional documents, including but not limited to, a control agreement, necessary to perfect Lender's security interest as Lender may desire.

Income and Proceeds from the Collateral.  Where it is necessary for Lender to enforce performance, payment and delivery of any such Income and Proceeds from the Obligor therefor, Grantor unconditionally agrees that Lender may compromise or take such other actions, either in Grantor's name or in Lender's name as Lender may deem appropriate, within Lender's sole judgment, with regard to performance, collection and payment of the same, without affecting the obligations and liabilities of Grantor under this Agreement or any Indebtedness secured by this Agreement. In order to further permit the foregoing, Grantor agrees that Lender shall have the additional irrevocable rights, coupled with an interest, to: (1) receive, open and dispose of all mail addressed to Grantor pertaining to any of the Collateral; (2) notify the postal authorities to change the address and delivery of mail addressed to Grantor pertaining to any of the Collateral to such address as Lender may designate; and (3) endorse Grantor's name on any and all notes, acceptances, checks, drafts, money orders or other instruments of payment of such Income and Proceeds that may come into Lender's possession, and to deposit or otherwise collect the same, applying such funds to the unpaid balance of the Indebtedness in the manner provided below.

In the event that Grantor should, for any reason, receive any Income and Proceeds subject to this Agreement, and Grantor should deposit such funds into one or more of Grantor's deposit accounts, no matter where located, Lender shall have the additional right following any Event of Default under this Agreement, to attach any and all of Grantor's deposit accounts in which such funds may have been deposited, whether or not any such funds were commingled with other funds of Grantor, and whether or not any such funds then remain on deposit in such an account or accounts. To this end, Grantor additionally collaterally assigns and pledges to Lender and grants to Lender a continuing security interest in and to any and all of Grantor's present and future rights, title and interest in and to any and all funds that Grantor may now or in the future maintain on deposit with banks, savings and loan associations and other financial institutions, as well as money market accounts with other types of entities, in which Grantor at any time may deposit any such Income and Proceeds.

Application of Cash. At Lender's option, Lender may apply any cash, whether included in the Collateral or received as Income and Proceeds or through liquidation, sale, or retirement, of the Collateral, to the satisfaction of the Indebtedness or such portion thereof as Lender shall choose, whether or not matured. Lender may alternatively and at its sole option and election hold such cash as additional "cash collateral" to secure the Indebtedness.

Transactions with Others. Lender may (1) extend time for payment or other performance, (2) grant a renewal or change in terms or conditions, or (3) compromise, compound or release any obligation, with any one or more Obligors, endorsers, or Guarantors of the Indebtedness as Lender deems advisable, without obtaining the prior written consent of Grantor, and no such act or failure to act shall affect Lender's rights against Grantor or the Collateral.

Exhibit 10.3
COMMERCIAL PLEDGE AGREEMENT
(Continued)
Loan No. 25962264	Page 3

Perfection of Security Interest. Grantor agrees to take whatever actions are requested by Lender to perfect and continue Lender's security interest in the Collateral. Upon request of Lender, Grantor will deliver to Lender any and all of the documents evidencing or constituting the Collateral, and Grantor will note Lender's interest upon any and all chattel paper and instruments if not delivered to Lender for possession by Lender. When applicable law provides more than one method of perfection of Lender's security interest, Lender may choose the method(s) to be used. Upon Lender's request, Grantor will sign and deliver any writings necessary to perfect Lender's security interest. If the Collateral consists of investment property for which no certificate has been issued, Grantor agrees, at Lender's option, either to request issuance of an appropriate certificate or to execute appropriate instructions on Lender's forms instructing the Issuer, transfer agent, mutual fund company, or broker, as the case may be, to record on its books or records, by book-entry, initial transaction statement, registered by pledge, or otherwise, Lender's security interest in the Collateral.

All Collateral Secures Indebtedness. All Collateral shall be security for the Indebtedness, whether the Collateral is located at one or more offices or branches of Lender. This will be the case whether or not the office or branch where Grantor obtained Grantor's loan knows about the Collateral or relies upon the Collateral as security.

Collection of Collateral. Lender at Lender's option may, but need not, collect the Income and Proceeds directly from the Obligors. Grantor authorizes and directs the Obligors, if Lender decides to collect the Income and Proceeds, to pay and deliver to Lender all Income and Proceeds from the Collateral and to accept Lender's receipt for the payments.

LENDER'S EXPENDITURES. Grantor recognizes and agrees that Lender may incur certain expenses in connection with Lender's exercise of rights under this Agreement. If any action or proceeding is commenced that would materially affect Lender's interest in the Collateral or if Grantor fails to comply with any provision of this Agreement or any Related Documents, including but not limited to Grantor's failure to discharge or pay when due any amounts Grantor is required to discharge or pay under this Agreement or any Related Documents, Lender on Grantor's behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, Encumbrances and other claims, at any time levied or placed on the Collateral and paying all costs for insuring, maintaining and preserving the Collateral, including without limitation, the purchase of insurance protecting only Lender's interest in the Collateral. Lender may further take such other action or actions and incur such additional expenditures as Lender may deem to be necessary and proper to cure or rectify any actions or inactions on Grantor's part as may be required under this Agreement. Nothing under this Agreement or otherwise shall obligate Lender to take any such actions or to incur any such additional expenditures on Grantor's behalf, or as making Lender in any way responsible or liable for any loss, damage, or injury to the Collateral, to Grantor, or to any other person or persons, resulting from Lender's election not to lake such actions or to incur such additional expenses. In addition, Lender's election to take any such actions or to incur such additional expenditures shall not constitute a waiver or forbearance by Lender of any Event of Default under this Agreement. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses will become a part of the Indebtedness and, at Lender's option, will (A) be payable on demand; (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or (2) the remaining term of the Note; or (C) be treated as a balloon payment which will be due and payable at the Note's maturity. The Agreement also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon Default.

LIMITATIONS ON OBLIGATIONS OF LENDER. Lender shall use ordinary reasonable care in the physical preservation and custody of the Collateral in Lender's possession, but shall have no other obligation to protect the Collateral or its value. In particular, but without limitation, Lender shall have no responsibility for (A) any depreciation in value of the Collateral or for the collection or protection of any Income and Proceeds from the Collateral, (B) preservation of rights against parties to the Collateral or against third persons, (C) ascertaining any maturities, calls, conversions, exchanges, offers, tenders, or similar matters relating to any of the Collateral, or (D) informing Grantor about any of the above, whether or not Lender has or is deemed to have knowledge of such matters. Except as provided above, Lender shall have no liability for depreciation or deterioration of the Collateral.

EVENTS OF DEFAULT. The following actions or inactions or both shall constitute Events of Default under this Agreement:

Default Under Loan Agreement. If an Event of Default occurs or exists under the terms of Grantor's Loan Agreement in favor of Lender. Default Under the Note. Should Grantor default in the payment of principal or interest under the Note or any of the Indebtedness.

Default Under this Agreement. Should Grantor violate, or fail to comply fully with any of the terms and conditions of, or default under this Agreement,

Default Under other Agreements. Should any default occur or exist under any Related Document which directly or indirectly secures repayment of any of the Indebtedness.

Other Defaults in Favor of Lender. Grantor or any guarantor defaults under any other loan, extension of credit, security right, instrument, document, or agreement, or obligation in favor of Lender.

Insolvency. Should the suspension, failure or insolvency, however evidenced, of Grantor or any Guarantor occur or exist.

Readjustment of Indebtedness. Should proceedings for readjustment of indebtedness, reorganization, composition or extension under any insolvency law be brought by or against Grantor or any Guarantor.

Assignment for Benefit of Creditors. Should Grantor or any Guarantor file proceedings for a respite or make a general assignment for the benefit of creditors.

Receivership. Should a receiver of all or any part of Grantor's property, or the property of any Guarantor, be applied for or appointed.

Dissolution Proceedings. Proceedings for the dissolution or appointment of a liquidator of Grantor or any guarantor are commenced.

False Statements. Any warranty, representation or statement made or furnished to Lender by Grantor or on Grantor's behalf, the Note, is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Insecurity. Lender in good faith believes itself insecure with regard to repayment of the Indebtedness.

RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default occurs under this Agreement, at any time thereafter, Lender may exercise any one or more of the following rights and remedies:

Accelerate Indebtedness. Lender, at its sole option, may accelerate the maturity and declare and demand immediate payment in full of any and all Indebtedness secured hereby in principal, interest, costs, expenses, attorneys' fees and other fees and charges.

Collect the Collateral. Collect any of the Collateral and, at Lender's option retain possession thereof while suing on the Indebtedness.

Sell the Collateral. Sell the Collateral, at Lender's discretion, as a unit or In parcels, at one or more public or private sales, or through any exchange or broker, at such prices and on such terms as Lender may deem best, for cash or on credit or future delivery, without assumption of any credit risk, without any further demand or notice upon Grantor for performance, without appraisal, without the intervention of any court and without any formalities other than those provided herein. For purposes of selling the Collateral, Lender has been and is hereby made and constituted the agent of Grantor, such agency being coupled with an interest. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender shall give or mail to Grantor, and other persons as required by law, notice at least ten (10) days in advance of the time and place of any public sale, or of the time after which any private sale may be made. Grantor agrees that any requirement of reasonable notice as to Grantor is satisfied if Lender mails notice by ordinary mail addressed to Grantor at the last address Grantor has given Lender in writing. If a public sale is held, there shall be sufficient compliance with all requirements of notice to the public by a single publication in any newspaper of general circulation in the parish or county where the Collateral is located, setting forth the time and place of sale and a brief description of the property to be sold. Lender may be a purchaser at any public sale. Grantor agrees that any such sale shall be conclusively deemed to be conducted in a commercially reasonable manner if it is made consistent with the standard of similar sales of collateral by commercial banks in Hammond, Louisiana,

Exhibit 10.3
COMMERCIAL PLEDGE AGREEMENT
(Continued)
Loan No. 260024914	Page 4

Sale of Stock. Grantor recognizes that Lender may not be able to effect a public sale on all or any part of the Stock, and Lender may be compelled or deem it best to resort to one or more private sales to a restricted group of purchasers, who may be obligated to agree, among other things, to acquire the Stock for their own account for investment purposes only and not with a view of distribution or resale. Grantor acknowledges that any private sale of the Stock may be at prices and on terms less favorable than those of public sales, and Grantor unconditionally agrees that such private sales shall be deemed to have been made in a commercially reasonable manner, and that Lender has no obligation to delay the sale of any Stock to permit the issuer(s) to register it for sale under the Securities Act of 1933, as amended (the "Securities Act") or to qualify such Stock under the "Blue Sky" laws of any state. Grantor additionally agrees to use Grantor's best efforts to cause any issuer, transfer agent, or registrar of the Stock to take all such actions and execute all such documents as may be necessary or appropriate, upon request by Lender, (1) to remove any restrictive legends placed on the Stock that are not legally required, 2) to effect any sale or sales of the Stock in accordance with Rule 144 and other applicable rules of the Securities Act, and/or (3) to effect any sale or other disposition of the Stock at any lawful public or private sale or other disposition.

Registration of Stock. If Lender shall elect to exercise Lender's right to sell or otherwise dispose of all or any of the Stock at public or private sale, and if, in the opinion of Lender's counsel, it is necessary to have the Stock or any portion thereof registered under the provisions of the Securities Act, Grantor unconditionally agrees and covenants to use Grantor's best efforts to cause: (1) the issuer(s) of the Stock, its directors and officers, to take all action necessary to register the Stock or the portion of the Stock to be disposed of, under the provisions of the Securities Act, at Grantor's expense; (2) the registration statement relating to the Stock to become effective and to remain so for not less than one (1) year from the date of the first public offering of the Stock or that portion of the Stock to be disposed of, and to make all amendments thereto and to the related prospectus, which, in the opinion of Lender and Lender's counsel, may be necessary or advisable, all in conformity with requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto; (3) the issuer(s) of the Stock to comply with the provisions of the "Blue Sky" laws of any jurisdiction that the Lender shall designate; and (4) the issuer(s) of the Stock to make available to its security holders, as soon as practical (but in no event later than sixteen (16) months after the effective date of such registration statement), an earning statement (which need not be audited) covering a period of at least twelve (12) months beginning with the first month after the effective date of any such registration statement, which earnings statement will satisfy the provisions of Section 11(a) of the Securities Act. Grantor acknowledges that a breach of any of the covenants contained in this section of the Agreement may cause irreparable injury to Lender, and that Lender will have no adequate remedy at law with respect to any such breach, and, as a consequence, that Grantor's covenants as set forth in this Agreement are enforceable against Grantor. Grantor hereby waives, to the extent such waiver is enforceable under law, and Grantor shall not assert, any defenses against an action for specific performance of such covenants, except for a defense that Grantor is not in default under any of Grantor's Indebtedness in favor of Lender.

Rights and Remedies with Respect to Investment Property, Financial Assets and Related Collateral. In addition to other rights and remedies granted under this Agreement and under applicable law, Lender may exercise any or all of the following rights and remedies: (1) register with any issuer or broker or other securities intermediary any of the Collateral consisting of investment property or financial assets (collectively herein, "investment property") in Lender's sole name or in the name of Lender's broker, agent or nominee; (2) cause any issuer, broker or other securities intermediary to deliver to Lender any of the Collateral consisting of securities, or investment property capable of being delivered; (3) enter into a control agreement or power of attorney with any issuer or securities intermediary with respect to any Collateral consisting of investment property, on such terms as Lender may deem appropriate, in its sole discretion, including without limitation, an agreement granting to Lender any of the rights provided hereunder without further notice to or consent by Grantor; (4) execute any such control agreement on Grantor's behalf and in Grantor's name, and hereby irrevocably appoints Lender as agent and attorney-in-fact, coupled with an interest, for the purpose of executing such control agreement on Grantor's behalf; (5) exercise any and all rights of Lender under any such control agreement or power of attorney; (6) exercise any voting, conversion, registration, purchase, option, or other rights with respect to any Collateral; (7) collect, with or without legal action, and issue receipts concerning any notes, checks, drafts, remittances or distributions that are paid or payable with respect to any Collateral consisting of investment property. Any control agreement entered with respect to any investment property shall contain the following provisions, at Lender's discretion. Lender shall be authorized to instruct the issuer, broker or other securities intermediary to take or to refrain from taking such actions with respect to the investment property as Lender may instruct, without further notice to or consent by Grantor. Such actions may include without limitation the issuance of entitlement orders, account instructions, general trading or buy or sell orders, transfer and redemption orders, and stop loss orders. Lender shall be further entitled to instruct the issuer, broker or securities intermediary to sell or to liquidate any investment property, or to pay the cash surrender or account termination value with respect to any and all investment property, and to deliver all such payments and liquidation proceeds to Lender. Any such control agreement shall contain such authorizations as are necessary to place Lender in "control" of such investment collateral, as contemplated under the provisions of the Uniform Commercial Code, and shall fully authorize Lender to issue "entitlement orders" concerning the transfer, redemption, liquidation or disposition of investment collateral, in conformance with the provisions of the Uniform Commercial Code.

Lender's Right to Vote Stock. Immediately and without further notice, upon the occurrence of any Event of Default under this Agreement, whether or not the Stock may have previously been registered in the name of Lender or in the name of Lender's nominee, Lender or its nominee shall have the right to exercise all voting rights with respect to the Stock. Lender or its nominee shall have the further right to exercise any and all additional corporate rights and all other conversion, exchange, or subscription rights, privileges and/or options with regard thereto, including, without limitation, the right to exchange any and all shares of Stock upon the merger, consolidation, reorganization, recapitalization or other readjustment of the issuer(s) thereof, or upon the exercise by any such issuer(s) of any rights, privileges or options pertaining thereto. Lender or its nominee shall have the additional right to deliver the Stock to any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as Lender may determine, all without liability except to account for property actually received by Lender. Lender shall have no duty to exercise any of the foregoing rights, privileges or options and shall not be responsible for any failure to do so or delay in doing so. Lender may by written notice to Grantor, relinquish, either partially or completely in accordance with any terms or conditions Lender may set forth in such notice, any or all voting rights Lender may acquire pursuant to this Agreement.

Foreclosure. Maintain a judicial suit for foreclosure and sale of the Collateral.

Specific Performance. Lender may, in addition to or in lieu of the foregoing remedies, in Lender's sole discretion, commence an appropriate action against Grantor seeking specific performance of any covenant contained in this Agreement or in aid of the execution or enforcement of any power in this Agreement granted.

Transfer Title. Effect transfer of title upon sale of all or part of the Collateral. For this purpose, Grantor irrevocably appoints Lender as Grantor's attorney-in-fact to execute endorsements, assignments and instruments in the name of Grantor and each of them (if more than one) as shall be necessary or reasonable.

Other Rights and Remedies. Have and exercise any or all of the rights and remedies of a secured creditor under the provisions of the Louisiana Commercial Laws (La. R.S. 10: 9-101, at seq.), at law, in equity, or otherwise.

Application of Proceeds and Payments. Any and all proceeds, interest, profits, and Income and Proceeds that Lender actually receives and collects, whether resulting from the public or private sale of the Collateral and/or collection or exercise of any of Lender's rights provided hereunder, shall be applied first to reimburse Lender for its costs of collecting the same (including, but not limited to, any attorneys' fees incurred by Lender and Lender's court costs, whether or not there is a lawsuit, including any fees on appeal incurred by Lender in connection with the collection or sale of the Collateral), with the balance being applied to principal, interest, costs, expenses, attorneys' fees and other fees and charges under the Indebtedness, in such order and with such preferences and priorities as Lender shall determine within its sole discretion.

Election of Remedies. Except as may be prohibited by applicable law, all of Lender's rights and remedies, whether evidenced by this Agreement, the Related Documents, or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor's failure to perform, shall not affect Lender's right to declare a default and exercise its remedies. Nothing under this Agreement or otherwise shall be construed so as to limit or restrict the rights and remedies available to Lender following an Event of Default, or in any way to limit or restrict the rights and ability of Lender to proceed directly against Grantor and/or against any other co-maker, guarantor, surety or endorser and/or to proceed against any other collateral directly or indirectly securing the Indebtedness.

(Exhibit 10.3
COMMERCIAL PLEDGE AGREEMENT
(Continued)
Loan No. 260024914	Page 5

PROTECTION OF LENDER'S SECURITY RIGHTS. Grantor agrees to appear in and to defend all actions or proceedings purporting to affect Lender's security rights and interests granted under this Agreement. In the event that Lender elects to defend any such action or proceeding, Grantor agrees to reimburse Lender for Lender's costs associated therewith, including without limitation, Lender's attorneys' fees, which additional costs and expenses shall be secured by this Agreement.

INDEMNIFICATION OF LENDER. Grantor agrees to indemnify, to defend and to save and hold Lender harmless from any and all claims, suits, obligations, damages, losses, costs, expenses (including without limitation, Lender's reasonable attorneys' fees), demands, liabilities, penalties, fines and forfeitures of any nature whatsoever which may be asserted against or incurred by Lender, arising out of or in any manner occasioned by this Agreement or the rights and remedies granted to Lender hereunder. The foregoing indemnity provision shall survive the cancellation of this Agreement as to all matters arising or accruing prior to such cancellation, and the foregoing indemnity provision shall further survive in the event that Lender elects to exercise any of the remedies as provided under this Agreement following any Event of Default hereunder.

ADDITIONAL OBLIGATIONS OF GRANTOR. Grantor shall have the following additional obligations under this Agreement:

Additional Collateral. In the event that any of the Collateral should at any time decline in value or become unsatisfactory to Lender for any reason, Grantor agrees to immediately provide Lender with such additional collateral security as may then be acceptable to Lender.

No Sale or Encumbrance. As long as this Agreement remains in effect, Grantor unconditionally agrees not to sell, option, assign, pledge, or create or permit to exist any lien or security interest in or against any of the Collateral in favor of any person other than Lender.

No Settlement or Compromise of Rights. Grantor will not, without the prior written consent of Lender, compromise, settle, adjust or extend payment under any of Grantor's Collateral.

No Consent to Issuance of Additional Stock. Grantor will not, without the prior written approval of Lender, consent to, or approve of, the issuance of any additional shares of any class of capital stock of the issuer(s) of the Stock, or any securities convertible voluntarily by the holder thereof, or automatically upon the occurrence or non-occurrence of any event or condition into, or exchangeable for, any such shares, or any warrants, options, rights or other commitments entitling any person to purchase or otherwise acquire any such shares.

Additional Pledge Agreement; Effect. Grantor acknowledges and agrees that Grantor may, from time to time, one or more times, enter into additional pledge and security agreements with Lender under which Grantor may undertake to pledge or grant to Lender a security interest in the same Collateral. Grantor further acknowledges and agrees that the execution of such additional agreements, including any such agreements now in effect, will not have the effect of cancelling, novating or otherwise modifying this Agreement; it being Grantor's full intent and agreement that all such pledge agreements (including this Agreement) shall be cumulative in nature and shall remain in full force and effect until expressly cancelled by Lender under a written cancellation instrument delivered to Grantor.

Additional Documents. Grantor agrees, at any time, from time to time, one or more times, upon written request by Lender, to execute and deliver such further documents and do such further acts and things as Lender may reasonably request, within Lender's sole discretion, to effect the purposes of this Agreement.

Notification of Lender. Grantor will promptly deliver to Lender all written notices, and will promptly give Lender written notice of any other notices received by Grantor with respect to the Collateral.

EFFECT OF WAIVERS. Grantor has waived, and/or does by these presents waive, presentment for payment, protest, notice of protest and notice of nonpayment under all of the Indebtedness secured by this Agreement. Grantor has further waived, and/or does by these presents waive, all pleas of division and discussion, and all similar rights with regard to the Indebtedness, and agrees that Grantor shall remain liable, together with any and all Guarantors of the Indebtedness, on a "solidary" or "joint and several" basis. Grantor further agrees that discharge or release of any party who is, may, or will be liable to Lender under any of the Indebtedness, or the release of the Collateral or any other collateral directly or indirectly securing repayment of the same, shall not have the effect of releasing or otherwise diminishing or reducing the actual or potential liability of Grantor and/or any other party or parties guaranteeing payment of the Indebtedness, who shall remain liable to Lender, and/or remain liable to Lender, and/or of releasing any Collateral or other collateral that is not expressly released by Lender.

Grantor additionally agrees that Lender's acceptance of payments other than in accordance with the terms of any agreement, or agreements governing repayment of the Indebtedness, or Lender's subsequent agreement to extend or modify such repayment terms, shall likewise not have the effect of releasing Grantor, and/or any other party or parties guaranteeing payment of the Indebtedness, from their respective obligations to Lender, and/or of releasing any of the Collateral or other collateral directly or indirectly securing repayment of the Indebtedness. In addition, no course of dealing between Grantor and Lender, nor any failure or delay on the part of Lender to exercise any of the rights and remedies granted to Lender under this Agreement, or under any other agreement or agreements by and between Grantor and Lender, shall have the effect of waiving any of Lender's rights and remedies. Any partial exercise of any rights and remedies granted to Lender shall furthermore not constitute a waiver of any of Lender's other rights and remedies, it being Grantor's intent and agreement that Lender's rights and remedies shall be cumulative in nature. Grantor further agrees that, upon the occurrence of any Event of Default under this Agreement, any waiver or forbearance on the part of Lender to pursue the rights and remedies available to Lender, shall be binding upon Lender only to the extent that Lender specifically agrees to any such waiver or forbearance in writing. A waiver or forbearance as to one Event of Default shall not constitute a waiver or forbearance as to any other Event of Default. None of the warranties, conditions, provisions and terms contained in this Agreement or any other agreement, document, or instrument now or hereafter executed by Grantor and delivered to Lender, shall be deemed to have been waived by any act or knowledge of Lender, Lender's agents, officers or employees; but only by an instrument in writing specifying such waiver, signed by a duly authorized officer of Lender and delivered to Grantor.

MODIFICATIONS TO COMMERCIAL PLEDGE AGREEMENT. 1. In the section entitled "GRANTOR'S OBLIGATIONS TO DELIVER STOCK CERTIFICATES, DIVIDENDS, DISTRIBUTIONS, ETC." the second paragraph will read as follows: "Notwithstanding the foregoing, Grantor shall be entitled to received for Grantor's own use, all interest and cash dividends on the Stock, paid or to be paid out of earned surplus, unless there has occurred an Event of Default. Upon an event of default all interest and cash dividends on the Stock shall be paid and delivered to Lender as additional cash security under this Agreement or Lender may, at Lender's sole and exclusive option, elect to apply such interest and cash dividends towards the satisfaction of the Indebtedness in the manner provided below."
2.      Under the section "LENDER'S RIGHT TO REGISTER STOCK IN LENDER'S NAME" the paragraph shall read as follows: "Grantor unconditionally agrees that Lender may, at Lender's sole and exclusive option, and at any time, upon the occurrence of an Event of Default under this Agreement, require that the Stock and any and all certificates issued thereunder, be registered in Lender's name or in the name of Lender's designated nominee. Grantor additionally agrees that upon Lender's request, Grantor will cause the Stock issuer(s), transfer agent(s), or registrar(s) to effect such registration."
3.      In the section entitled "LENDER'S RIGHTS AND OBLIGATIONS WITH RESPECT TO THE COLLATERAL" under the subtopic "Income and Proceeds from the Collateral" the paragraph shall read as follows: "Lender shall have the right, upon the occurrence of an Event of Default under this Agreement, to directly collect and receive any and all Income and Proceeds as such become due and payable. In order to permit the foregoing, Grantor unconditionally agrees to deliver to Lender, immediately following demand, any and all such Income and Proceeds that may be received by or that may be payable to Grantor. Grantor further unconditionally agrees that Lender shall have the right to notify the issuer(s) of the Collateral and all other Obligors to pay and deliver such Income and Proceeds directly to Lender or Lender's nominee at an address to be designated by Lender, and to do any and all other things as Lender may deem necessary and proper, within Lender's sole discretion, to carry out the terms and intent of this Agreement. Lender shall have the further right, where appropriate, and within Lender's sole discretion, to file suit, either in Lender's own name or in the name of Grantor, to collect and enforce performance, payment and delivery of any and all such Income and Proceeds."
4.      In the section entitled "EVENT OF DEFAULT" under the subtopic "Insufficient Market Value of Securities", the following sentence shall be added to this paragraph: "Market value as referred to in this paragraph shall be defined as book value as determined by Lender in accordance with GAAP."
5.      In the section entitled "ADDITIONAL OBLIGATIONS OF GRANTOR" the subtopic "Additional Collateral" will be omitted from the
Commercial Pledge Agreement.

Exhibit 10.3
COMMERCIAL PLEDGE AGREEMENT
(Continued)
Loan No. 260024914	Page 6

6.      In the section entitled "MISCELLANEOUS PROVISIONS" under the subtopic "Attorneys' Fees; Expenses" the paragraph shall read as follows: "Grantor agrees to pay upon demand all of Lender's costs and expenses, including Lender's reasonable attorneys' fees in an amount not exceeding 12.000% of the principal balance due on the Indebtedness and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may hire or pay someone else to help enforce this Agreement, and Grantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's reasonable attorneys' fees in an amount not exceeding 12.000% of the principal balance due on the Indebtedness and legal expenses whether or not there is a lawsuit, including reasonable attorneys' fees in an amount not exceeding 12.000% of the principal balance due on the Indebtedness and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Grantor also shall pay all court costs and such additional fees as may be directed by the court."

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

Amendments. No amendment, modification, consent or waiver of any provision of this Agreement, and no consent to any departure by Grantor therefrom, shall be effective unless the same shall be in writing signed by a duly authorized officer of Lender, and then shall be effective only as to the specific instance and for the specific purpose for which given.

Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

Governing Law. This Agreement will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Louisiana without regard to its conflicts of law provisions. This Agreement has been accepted by Lender in the State of Louisiana.

Assignment of Indebtedness; Transfer of Collateral. Grantor hereby recognizes and agrees that Lender may assign all or any portion of the Indebtedness to one or more third party creditors. Such transfers may include, but are not limited to, sales of participation interests in the Indebtedness. Grantor specifically agrees and consents to all such transfers and assignments and further waives any subsequent notice of such transfers or assignments as may be provided under applicable Louisiana law. Grantor additionally agrees that any and all of Grantor's other and future, extensions of credit, liabilities and obligations in favor of such a third party assignee will be secured by the Collateral. Grantor further agrees that Lender may transfer all or any portion of the Collateral to such a third party assignee, in which case Lender will be fully released from any and all of Lender's obligations and responsibilities to Grantor with regard to the transferred Collateral. Any third party creditor to whom the Collateral is transferred will acquire all of Lender's rights and powers with respect to the transferred Collateral, with Lender retaining all powers and rights with regard to any of the Collateral which is not transferred to another party.

Notices. To give Grantor any notice required under this Agreement, Lender may hand deliver or mail the notice to Grantor at Grantor's last address in Lender's records. If there is more than one Grantor under this Agreement, notice to a single Grantor shall be considered as notice to all Grantors. To give Lender any notice under this Agreement, Grantor (or any Grantor) shall mail the notice to Lender by registered or certified mail at the address specified in this Agreement, or at any other address that Lender may have given to Grantor (or any Grantor) by written notice as provided in this section. All notices required or permitted under this Agreement must be in writing and will be considered as given on the day it is delivered by hand or deposited in the U.S. Mail as provided herein.

Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable. This Agreement shall be construed and enforceable as if the illegal, invalid or unenforceable provision had never comprised a part of it, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement, a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and legal, valid and enforceable.

Successors and Assigns Bound; Solidary Liability. Subject to any limitations set forth herein on transfer of the Collateral, this Agreement shall be binding upon and inure to the benefit of the parties, and their successors and assigns. In the event that there is more than one Grantor under this Agreement, all of the agreements and obligations made and/or incurred by any Grantor under this Agreement shall be on a "solidary" or "joint and several" basis.

Survival of Representations and Warranties. All representations, warranties, and agreements made by Grantor in this Agreement shall survive the execution and delivery of this Agreement, shall be continuing in nature, and shall survive the termination of this Agreement.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically staled to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Louisiana Commercial Laws (La. R.S. 10: 9-101, at seq.):

Agreement. The word "Agreement" means this Commercial Pledge Agreement, as this Commercial Pledge Agreement may be amended or modified from time to time, together with all exhibits and schedules attached or to be attached to this Commercial Pledge Agreement from time to time.

Borrower. The word "Borrower" means PREMIER FINANCIAL BANCORP, INC. and includes all co-signers and co-makers signing the Note and all their successors and assigns.

Collateral. The word "Collateral" means all of Grantor's right, title and interest in and to all the Collateral as described in the Collateral Description section of this Agreement.

Default. The word "Default" means the Default set forth in this Agreement in the section titled "Default".

Encumbrance. The word "Encumbrance" means individually, collectively and interchangeably any and all presently existing and/or future mortgages, liens, privileges and other contractual and/or statutory security interests and rights, of every nature and kind, whether in admiralty, at law, or in equity, that now and/or in the future may affect the Collateral or any part or parts thereof.

Event of Default. The words "Event of Default" mean any of the events of default set forth in this Agreement in the default section of this Agreement.

Grantor. The word "Grantor" means PREMIER FINANCIAL BANCORP, INC.

Income and Proceeds. The words "Income and Proceeds" mean (1) any and all of Grantor's present and future options, warrants and rights accruing from, or arising out of, or in any way connected with the Collateral, including without limitation, Grantor's rights to exercise or enforce such options, warrants or rights; (2) any and all of Grantor's present and future rights, title and interest in and to any and all dividends and other distributions, of every type and description, to be paid or payable under, or on account of, or attributable to the Collateral, including without limitation, Grantor's rights to receive and to collect such dividends and other distributions and Grantor's rights to enforce performance, collection and payment thereof; (3) any and all of Grantor's present and future rights, title and interest in and to all interest, income, profits and other benefits and distributions, of every type and description, derived or to be derived from the Collateral, including without limitation, Grantor's rights to receive such interest, income, profits, benefits and other distributions and Grantor's rights to enforce performance, collection and payment thereof; (4) all general intangibles in any way related to the Collateral; and (5) any and all of Grantor's present and future rights, title and interest in and to any and all proceeds, of every type and description, derived or to be derived from the sale, transfer, assignment or other distribution of the Collateral, including the right to receive such proceeds and Grantor's rights to enforce performance, collection and payment thereof.

Exhibit 10.3
COMMERCIAL PLEDGE AGREEMENT
(Continued)
Loan No. 260024914	Page 7

Indebtedness. The word "Indebtedness" means the indebtedness evidenced by the Note or Related Documents, in principal, interest, costs, expenses and attorneys' fees and all other fees and charges together with all other indebtedness and costs and expenses for which Grantor is responsible under this Agreement or under any of the Related Documents. Specifically, without limitation, Indebtedness includes all amounts that may be indirectly secured by the Cross-Collateralization provision of this Agreement.

Lender. The word "Lender" means FIRST GUARANTY BANK, its successors and assigns, and any subsequent holder or holders of the Note or any interest therein.

Note. The word "Note" means the Note executed by PREMIER FINANCIAL BANCORP, INC. in the principal amount of $2,000,000.00 dated June 30, 2011, together with all renewals, extensions, modifications, refinancings, consolidations and substitutions of and for the note or credit agreement.

Obligor. The word "Obligor" means without limitation any and all persons obligated to pay money or to perform some other act under the Collateral.

Property. The word "Property" means all of Grantor's right, title and interest in and to all the Property as described in the "Collateral Description" section of this Agreement.

Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

Rights. The word "Rights" means any and all of Grantor's additional rights granted and pledged to Lender as provided under this Agreement.

Stocks. The word "Stocks" means individually, collectively and interchangeably Grantor's stock, and other securities subject to pledge under this Agreement, together with any and all additions thereto, substitutions therefor or replacements thereof.

GRANTOR HAS READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS COMMERCIAL PLEDGE AGREEMENT AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED JUNE 30, 2011.

GRANTOR:

PREMIER FINANCIAL BANCORP, INC.

By:  /s/ Robert W. Walker

     ROBERT W. WALKER, President & CEO of PREMIER FINANCIAL BANCORP, INC.

LENDER:

FIRST GUARANTY BANK

By:  /s/ Eric J. Dosch

     ERIC J. DOSCH, Chief Financial Officer